ARTICLES OF INCORPORATION

                               of

                    MONTE REGIO CORPORATION
                   _________________________

KNOW ALL MEN BY THESE PRESENTS:

                                     That we, the undersigned,
ROMIE C. JACKS, M. W. JACKS and EDGAR T. ZOOK, all of whom are citizens and residents of the State of California, United States of America, have this day voluntarily associated ourselves together for the purpose of forming a corporation under the laws of the State of California.

     AND WE DO HEREBY CERTIFY:

     FIRST: That the name of the said corporation shall be

          MONTE REGIO CORPORATION

     SECOND: That the purposes for which the said corporation is formed are the following:

     To purchase, lease and otherwise acquire, construct, own, hold, maintain, conduct, manage and operate hotels, inns, restaurants, garages, livery stables warehouses, athletic fields, polo fields, race tracks, golf courses, swimming baths, aquatic parks, theatres and buildings, grounds and equipment of , whatsoever nature, suitable for purposes of recreation, amusement and sports of every kind;

     To purchase and otherwise acquire own, hold, sell, convey, lease, mortgage, encumber and generally deal in real property of every character and description; to survey, subdivide, plat, improve and develop lands for the purpose of sale or otherwise;

     To buy, sell and deal in, lumber, stone, lime, cement, hardware and building materials of every character and description, and to conduct and operate a general contracting and building business;

     To construct, purchase and otherwise acquire, maintain and operate electric light and power plants, telephones, telephone lines, railroads and tramways, in connection with the foregoing purposes, but not as a public utility;

     To construct, purchase and otherwise acquire, maintain and operate water, water works and water rights;

     To buy, sell and generally deal in goods, wares, merchandise and other personal property of every kind and description;

     To purchase, subscribe for and otherwise acquire, sell, transfer and otherwise dispose of, mortgage, pledge hypothecate and otherwise encumber, stocks, bonds, debentures and other securities and obligations of other corporations, public and private, joint stock companies and as-sociations, either as principal or agent, and while the holder of stocks, bonds and debentures of such corporations, joint stock companies and associations, to exercise all the rights, powers and privileges of ownership thereof, including the right to vote the same, to the same extent as a natural person right or could do;

     To borrow and lend money, either as principal or agent, with or without security therefor;

     To execute notes, bonds and other obligations for money borrowed, property purchased or otherwise acquired, by the said corporation, labor done and services performed for the said corporation, and for any other lawful object or purpose, and to secure the payment of such notes, bonds and other obligations by mortgage, pledge, hypothecation deed of trust or otherwise, of any or all of the property acquired or which may be acquired by the said corporation;

     And to carry on any other business and to exercise any other powers which may be necessary, proper or convenient to be carried on or exercised in connection with any of the foregoing purposes or incident thereto.

The said corporation, from time to time, may do any one or more of the acts or things, or exercise any one or more of the powers, or carry out any one or more of the purposes, herein set forth.

THIRD: That the place where the principal business of the said corporation is to be transacted is the City and County of San
Francisco State of California.


FOURTH: That the term for which the said corporation is to exist, is fifty (50) years from and after the date of its incorporation.

     FIFTH: That the number of directors of the said corporation is three (3) and the names and respective places of residence of those who are appointed for the first year are as follows:
     NAMES:                          PLACES OF RESIDENCE:
ROMIE C. JACKS,                      Monterey, California.
M. W. JACKS,                         Monterey,, California,
EDGAR T. ZOOK,                       San Rafael, California,

     SIXTH: That the amount of the capital stock of the said corporation is seven hundred and fifty thousand dollars
($750,000), and the number of shares into which the said capital stock is divided is seven thousand five hundred (7,500) shares, of the par value of one hundred dollars ($100) each.

     SEVENTH: That the amount of the said capital stock which has been subscribed is three hundred dollars ($300), and the following are the names of the persons by whom the same has been subscribed, and the amount subscribed by each:
     NAMES                   NUMBER OF SHARES:        AMOUNT:
ROMIE C. JACKS,                         1              $100
M. W. JACKS,                            1              $100
EDGAR T. ZOOK,                          1              $100

     IN WITNESS WHEREOF, we have hereunto set our hands and seals this ____ day of November, 1923.

                                 ROMIE C. JACKS (SEAL)
                                 M. W. JACKS    (SEAL)
                                 ______________ (SEAL)

     STATE OF CALIFORNIA,            )
                                    ss.
City and County Of San Francisco     )

     On this             day Of November, 1923, before me,
__________________________, a Notary Public in and for the City and County of San Francisco, State Of California, personally appeared ROMIE C. JACKS, M. W. JACKS and EDGAR T. ZOOK, known to me to be the persons whose names are subscribed to the foregoing instrument, and severally acknowledged to me that they executed the same.

IN WITNESS WHEROF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                             _______________________________
                             Notary Public in and for the City
                             and County San Francisco,
                             State of California.


               WRITTEN CONSENT OF SHAREHOLDERS OF

                    MONTE REGIO CORPORATION
                        a corporation

           TO AMENDMENT OF ARTICLES OF INCORPORATION

WHEREAS, at a meeting of the board of directors of MONTE REGIO CORPORATION, a California corporation, held at the office of Louis E. Goodman, room 615 Russ Building, San
Francisco, California, on September 5, 1933, at which said meeting all the directors were present and acting, the following resolutions were unanimously adopted by the unanimous vote of all the directors of said corporation.

     "RESOLVED: That paragraph 'Sixth' of the Articles of Incorporation of this corporation, which provides for the amount of the capital stock of this corporation, be and the same is hereby amended to read as follows:

     Sixth: That the total number of shares which the corporation shall be authorized to issue shall be nine thousand (9000) shares and the aggregate par value of all shares shall be Nine hundred thousand ($900,000.00) Dollars and the par value of each of such shares shall be One hundred ($100.00) Dollars.

     RESOLVED, further that the president and secretary of this corporation be and they are hereby authorized and directed to procure the approval of these resolutions by the vote or written consent of the shareholders of this corporation holding at least a majority of the voting power, and thereafter to execute and verify by their oath and file a certificate in the form and manner required by Section 362a of the California Civil Code, and in general to do any and all things necessary to effect such amendment in accordance with said Section 362a."

NOW THEREFORE, each of the undersigned shareholders of MONTE REGIO CORPORATION, does hereby approve, consent to, ratify and confirm the foregoing resolutions and the amendment of the articles of incorporation herein provided, and does hereby direct that his written consent as herein represented be filed with the secretary of said corporation for the purposes of complying with the provisions of Section 362a of the California Civil Code.

IN WITNESS WHEREOF, each of the undersigned has executed this consent, at San Francisco, California, this 5th. day of September
1933.


     NAME                        Number of shares.
ROMIE C. JACKS                   5998 Shares
M.W. JACKS                       1 Share
M. Corey                         1 Share

constituting the unanimous vote of all the directors of the corporation in favor of said resolutions.

     4. All the shareholders of said corporation have approved said resolutions by written consent in the form hereto attached as Exhibit A and made a part hereof; the number of shares represented by such consent is six thousand (6000) shares; such consents have been filed with the secretary of said corporation; and such consents set forth the wording of the resolutions of the board of directors.

     5. The total number of shares of said corporation, which are entitled to vote on or consent to the adoption of such amendment, are six thousand (6000) shares.

IN WITNESS WHEREOF, the undersigned have executed this certificate of amendment this 5th. day of September 1933.

                          ROMIE C. JACKS
                          President of MONTE REGIO CORPORATION

                          M. W. JACKS
                          Secretary of MONTE REGIO CORPORATION

STATE OF CALIFORNIA,                  )
                                       :  ss.
City and County of San Francisco.      )

ROMIE C. JACKS and M W. JACKS, being first duly sworn each for himself deposes and says;

     That Romie C. Jacks is and was at all times mentioned in the foregoing Certificate of Amendment, the president of Monte Regio Corporation, the California corporation therein referred to, and
M. W. Jacks is and was at all said times the secretary of said corporation; that each has read said Certificate and that the statements therein made are true of his own knowledge, and that the signatures purporting to be the signatures of the said Romie
C. Jacks president and M. W. Jacks secretary thereto are the genuine signatures of the said Romie C. Jacks president and M.W. Jacks secretary, respectively.


                                             ROMIE C. JACKS
                                             M. W. JACKS

Subscribed and sworn to before me this 5th. day of September, 1933.


SIGNATURE
Notary Public in and for the City
and County of San Francisco
State of California.


                WRITTEN CONSENT OF SHAREHOLDERS
                               OF

                    MONTE REGIO CORPORATION
                         a corporation

                       TO OF ARTICLES OF
                         INCORPORATION

     WHEREAS, at a meeting of the board of directors of Monte Regio Corporation, a California corporation, held at the office of Louis E. Goodman, room 615 Russ Building, San Francisco, California, on September 22, 1933, at which said meeting all the directors were present and acting, the following resolutions were unanimously adopted by the unanimous vote of all the directors of said corporations.

     "RESOLVED: That paragraph 'third' of the Articles of Incorporation of this corporation, which designates the principal place of business of the corporation, be and the same is hereby amended to read as follows:

     THIRD: That the principal office for the transaction of business of the corporation will be located in the City of Salinas, County of Monterey, State of California.

RESOLVED, further that the president and secretary of this corporation be and they are hereby authorized and directed to procure the approval of those resolutions by the vote or written consent of the stockholders of this corporation holding at least a majority of the voting power, and thereafter to execute and verify by their oath and file a certificate in the form and manner required by Section 362a of the California Civil Code and in general to do any and all things necessary to effect such amendment in accordance with said Section 362a.

NOW, THEREFORE, each of the undersigned shareholders of MONTE REGIO CORPORATION does hereby approve, consent to, ratify and confirm the foregoing resolutions and the amendment of the articles of incorporation herein provided, and does hereby direct that his written consent as herein represented be filed with the secretary of said corporation for the purpose of complying with the provisions of Section 362a of the California Civil Code.

IN WITNESS WHEREOF, each of the undersigned has exe-cuted this consent, at San Francisco, California, this 22nd. day of September, 1933.

     NAME                      Number of Shares,
Romie C. Jacks                 5998 shares
M. W. Jacks                    1 share
M. Corey                       1 share


Place of business changed to City and County of San Francisco
                   CERTIFICATE OF AMENDMENT OF ARTICLES
                   OF INCORPORATION OF MONTE REGIO CORPORATION


                   The undersigned do hereby certify:

                   That they are respectively and have been at all times herein mentioned the duly elected and acting
Directors on Monte Regio Corporation, a California corporation, and further:

     1. That a meeting of the Board of Directors of said Corporation was duly held at 538 Merchants Exchange Building, San Francisco, on 30th day of June, 1936 at ten o'clock A.M. at which said meeting all the Directors of said corporation were present.

     2. At said meeting the following Resolutions were unanimously adopted:

     "RESOLVED: That paragraph THIRD of the Articles of Incorporation of this Corporation which designates the principal place of business of the Corporation be and the same is hereby amended to read as follows:
                 'Third: That the principal office for
                 the transaction of business of the
                 Corporation will be located in the City
                 and County of San Francisco, State of
                 California.
                 'RESOLVED further that the president and secretary of this Corporation be and they are hereby authorized and directed to procure the approval of the Resolutions by the vote or written consent of the stockholders of this Corporation holding at least a majority of the voting power,

FILED
in the office of the Secretary of State
OF THE STATE OF CALIFORNIA
July 2~ 1936
FRANCIS JORDAN
SECRETARY OF STATE
By (SIGNATURE) DEPUTY


'and thereafter to execute and verify
                 by their oath and file a certificate
                 in the form and manner required by
                 Section 362-A of the California Civil
                 Code, and in general to do any and all
                 things necessary to effect such amend-
                 ment in accordance with Section 362-A'."

     3. All the Directors present and acting at said meeting, to wit: three directors, voted in favor of said Resolutions, constituting the unanimous vote of all Directors of said corporation in favor of said Resolutions.

     4. All the shareholders of said corporation have approved said Resolutions by written consent in the form hereto attached as Exhibit A and made a part hereof; the number of shares represented by such consent are six thousand (6,000) shares; such consents have been filed with the Secretary of said Corporation and such consents are set forth the wording of the Resolutions of the Board of Directors.
     5. The total number of shares of said Corporation which are entitled to vote on or consent to the adoption of such Amendment are six thousand (6,000) shares.

IN WITNESS whereof the undersigned have executed this certificate of Amendment, this 30th day of June 1936.

                                        ROMIE C. JACKS
President

                                        M. W. JACKS
Secretary


STATE OF CALIFORNIA               )
                                  )SS
CITY AND COUNTY OF SAN FRANCISCO  )

ROMIE C. JACKS and M. W. JACKS being first duly sworn each for himself deposes and says:

That ROMIE C. JACKS is and was at all times mentioned in the foregoing of Amendment the president of Monte Regio Corporation, a California corporation, therein referred to, and M. W. JACKS is and was at all of said times the secretary of said Corporation; that each had read said Certificate and that the amendments therein made are true of his own knowledge, and that the signatures purporting to be signatures of said
ROMIE C. JACKS, president, and M. W. JACKS, secretary thereof are the genuine signatures of ROMIE C. JACKS and
M. W. JACKS, president and secretary respectively.

     Subscribed and sworn to before me this 30th day of June, 1936.


SIGNATURE
NOTARY PUBLIC IN AND
FOR THE CITY AND COUNTY OF
SAN FRANCISCO, STATE OF
CALIFORNIA.


                     ---------------------
                          EXHIBIT "A"

              WRITTEN CONSENT OF SHAREHOLDERS OF
            MONTE REGIO CORPORATION, A Corporation,
           to amendment of Articles of Incorporation

     WHEREAS: At a meeting of the Board of Directors of Monte Regio Corporation, a California corporation, held at 538 Merchants Exchange, San Francisco, on 30th day of June, 1936, at which said meeting all the Directors were present and acting, the following Resolutions were unanimously adopted by the unanimous vote of all the Directors of said Corporation:

That paragraph THIRD of the Articles of Incorporation of this Corporation which designates the principal place of business of the Corporation, be and the same is hereby amended to read as follows:

     Third: That the principal office for the transaction of business of the Corporation will be located City_ and County of San Francisco, State of California.

     RESOLVED further,, that the president and secretary of this Corporation be and they are hereby authorized and directed to procure the approval of these resolutions by the vote or written consent of the stockholders of this corporation holding at least a majority of the voting power and thereafter to execute and verify by their oath and file a certificate in the form and manner required by Sec. 362-A of the California. Civil Code and in general to do any and all things necessary to effect such amendment in accordance with said Sec. 362-A.

NOW, THEREFORE each of the undersigned shareholders of the Monte Regio Corporation does hereby approve, consent to, ratify and confirm the foregoing Resolutions and the amendment of the Articles of Incorporation herein provided, and does hereby direct that his written consent as herein represented be filed with the secretary of said corporation for the purpose of complying with the provisions of Sec. 362-A of the California Civil Code.

     IN WITNESS WHEREOF each of the undersigned has executed this consent at San Francisco, California, this 30th day of June 1936.


Name                        No. of shares

ROMIE C. JACKS                    5998
M. W. JACKS                         1
M COREY                             1



                           STATE OF CALIFORNIA

                       DEPARTMENT OF CORPORATIONS

                                 PERMIT
                                                        File No. 501 3523

Applicant: PRECISION RESOURCES, INC.

        THIS PERMIT IS PERMISSIVE ONLY AND DOES NOT CONSTITUTE A
 RECOMMENDATION OR ENDORSEMENT OF THE SECURITIES PERMITTED TO BE
ISSUED

           PRECISION RESOURCES INC., a California corporation,

is hereby qualified to offer, sell and issue the securities described in its application filed on April 24, 1972, and any amendments and supplements thereto to the date hereof, to the persons described in said application, for the considerations, uses and purposes, and in the manner set forth in said application. This qualification is effective for 12 months from the date hereof.

     This permit is issued upon the following condition:

     (a) That the issuer of the securities authorized by this Permit and all outstanding securities heretofore sold and issued and subject to this legend condition shall cause a copy of Section 260.141.11 of the Commissioner's rules to be delivered to each isuee or transferee of such security.

That none of the securities authorized by this permit shall be sold or issued unless and until all certificates evidencing outstanding securities heretofore sold and issued by applicant shall have been delivered to applicant by the holders for the purpose of imprinting on the face of such certificates the legend set forth below in the manner specified; that all certificates so imprinted shall be returned to their holders; that all certificates evidencing any of the securities authorized by this permit, whether upon initial issuance or upon any transfer thereof, shall bear upon their face a legend prominently stamped or printed thereon and in capital letters of not less than ten-point type, reading as follows:

"IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY,
OR
ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR,
WITHOUT
THE PRIOR WRITTEN CONSENT OF THE COMMISIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISIONER'S RULES."




That the holders or persons entitled to said securities shall not consummate a sale or transfer of such securities, or any interest therein or receive any consideration therefor, without the prior written consent of the Commissioner of Corporations except that transfers may be effected without such consent to the issuer, or pursuant to the order or process of any court, or by way of pledge to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of the Commissioner's rules, or to the transferor's ancestors, descendants or spouse, or any custodian or-trustee for the account of the transferor or the transferor's ancestors, descendants or spouse, or to the holders of securities of the same class of the same issuer, or by way of gift or donation inter vivos or on death, or by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this State to the knowledge of the broker-dealer, nor actually present in this State if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned or to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or a member of an underwriting syndicate or selling group on condition that any certificate evidencing the security issued to such transferee shall contain this legend.

Dated: San Francisco, California

APRIL 27 1972                   BRIAN R. VAN CAMP
                                Commissioner of Corporations

                                SIGNATURE
                                ALBERT SALERA
                                Senior Corporations Counsel


AS:db











                                    2


                             E N D 0 R S E D
                                  FILED
                 In the office of the Secretary of State
                       Of the State of California
                               AUG 1 1972
                 EDMUND G. BROWN Jr., Secretary of State
                             By BILL HOLDEK
                                 Deputy



CERTIFICATE TO AMENDMENT OF ARTICLES OF INCORPORATION OF
                        PRECISION RESOURCES, INC.
                   (Formerly MONTE REGIO CORPORATION)

The undersigned, MILDRED M. MILLER. President and DAVID DRUBECK,
Secretary, do hereby certify that they are respectively and have been at all times herein mentioned, the duly elected and acting President and Secretary of PRECISION RESOURCES, INC., (formerly MONTE REGIO
CORPORATION), a California corporation, and further that:

     1. At a meeting of the Board of Directors of said corporation duly held at 484 South Roxbury Drive, Beverly Hills, California, at 1:30 p.m. on July 31, 1972, at which meeting there was at all times present and acting a quorum of the members of said Board, the following resolution was adopted:

     RESOLVED that Paragraph "SIXTH" of the Articles of Incorporation of this corporation be amended to read as follows:

     "The total number of shares which this corporation shall have authority to issue is four million five hundred thousand (4,500,000) of the aggregate par value of Nine Hundred Thousand Dollars ($900,000.00), all such shares to have a par value of Twenty Cents ($ .20) per share. Upon amendment of this Article to read as hereinabove set forth each outstanding share of the par value of $100.00 is split up and converted into 500 shares of the par value of Twenty Cents ($ .20) per share. All of such shares of stock shall be of one class and no distinction shall exist between such shares of stock by the holders thereof."

     2. That the shareholders have adopted said amendment by written consent, the wording of the amended article, as set forth in the directors' resolution in Paragraph 1 above.

     3. That the number of shares represented by written consent is 6,000. That the total number of shares entitled to vote or consent to the amendment is 6, 000.



                               SIGNATURE
                               Mildred M. Miller, President


                               SIGNATURE
                               David Drubeck, Secretary





Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct.

Executed at Los Angeles, California, July 31, 1972.




SIGNATURE
Mildred Miller

SIGNATURE
David Dubreck

NAME CHANGED TO PRECISION RESOURCES INC.
PRINCIPAL OFFICE CHANGED TO LOS ANGELES
TERM OF EXISTENCE MADE PERPETUAL



                                   A119949
                                   FILED
                                   In the office of Secretary of State
                                   of the State of California
                                   MAR 24 1972
                                   EDMUND G. BROWN Jr. Secretary of State
                                   By Bill Holden
                                   Deputy

                        CERTIFICATE OF AMENDMENT
                                   OF
                      ARTICLES OF INCORPORATION OF

                         MONTE REGIO CORPORATION

     The undersigned, DAVID M. SCHINDLER, President, and JIMAC SCILIPOTE, Secretary, do hereby certify that they are respectively, and have been at all times herein mentioned, the duly elected and acting President and acting Secretary of MONTE REGIO CORPORATION, a California corporation, and further that
     1. At a meeting of the Board of Directors of said corporation, held at 3309 Kempton Avenue, Oakland, California, at 9:00 o'clock a.m., on March 1, 1972, at which meeting there was at all times present and acting, a quorum of the members of said Board, the following resolutions were adopted:

     WHEREAS, it is deemed to be in the best interests of this corporation, and its shareholders, that its Articles of Incorporation be amended as hereinafter provided; and

     WHEREAS, there are outstanding and issued 6000 shares of common stock of this corporation, and there are no outstanding and issued shares of preferred stock.

     NOW, THEREFORE, IT IS RESOLVED, that Article First of the Articles of Incorporation of this corporation be amended to read as follows:

     "The name of this corporation is:

     PRECISION RESOURCES, INC."

     RESOLVED FURTHER, that Article Second of the Articles of
Incorporation of this corporation be amended to read as follows:

     "(1) The specific business in which this corporation is primarily to engage is that of aluminum, steel and other metal forging and extrusion, and in connection therewith, to do any and all other things necessary, incidental to, and in furtherance thereof.

(2) In addition to the foregoing principal purposes, to engage in one or more other businesses or transactions which the Board of Directors of this corporation may, from time to time authorize or approve, whether related or unrelated to the business described in (1) above, or to any other business and/or theretofore done by this corporation.

(3) To exercise any and all rights. and powers which a corporation may now or hereafter lawfully exercise.

(4) To act as any principal, agent, and joint venturer, partner, or in any other capacity which may be authorized or approved by the Board of Directors of this corporation, and which may be permitted to be done by it under the laws of the State of California; and in carrying on its business, or for the purposes of obtaining or furthering any of its objects, to do any and all acts and things which are now or hereafter may be authorized by law, and either as or by and through principals, agents, attorneys, contractors, factors, lessors, lessees or otherwise either alone or in conjunction with others; and in addition to have and to exercise all the rights, powers and privileges hereafter belonging to or conferred upon corporations organized under the provisions of the laws authorizing the formation of such corporations.

(5) To transact business in the State of California or in any other jurisdiction of the United States of America, or elsewhere in the world.

The foregoing statement of purposes shall be construed as a statement of both purposes and powers and the purposes and powers in each clause shall, except where otherwise expressed, be in nowise limited to, restricted by reference to, or inference from the terms or provisions of any other clause but shall be regarded as independent purposes and powers and no recital therein shall be deemed to be exclusive, but it is hereby expressly declared that all other lawful powers not expressly inconsistent therewith, are hereby included."


RESOLVED FURTHER that Article Third of the Articles of Incorporation be amended to read as follows:

"The principal office for the transaction of the business of the corporation is to be located in Los Angeles County, California."

RESOLVED FURTHER, that Article Fourth of the Articles of Incorporation of this corporation be amended to read as follows:

"That the terms for which said corporation is to exist shall be perpetual."

RESOLVED FURTHER, that Article Fifth of the Articles of Incorporation of this corporation be amended by adding thereto the following paragraph:

"The number of persons above named shall constitute the number of Directors of this corporation until changed by a duly adopted amendment to these Articles of Incorporation, or by a duly adopted By-Law, for which authority is hereby given."

RESOLVED FURTHER, that this amendment of the Articles of Incorporation is hereby adopted and approved.

RESOLVED FURTHER, that any officer of this corporation be and is hereby authorized and directed to secure said adoption and approval of the foregoing amendment of the Articles of Incorporation by the vote or written consent of the shareholders of this corporation, having a majority of the voting power,, and that the President or any Vice-President and the Secretary be and are hereby authorized and directed thereafter to sign and verify and file a Certificate setting out said amendments, with the Secretary of State of the State of California, in the form and manner required of Section 3672 of the Corporations Code of the State of California, and in general do any and all things necessary to effect such amendment.

     2. That the shareholders have adopted said amendments by a resolution at a meeting held at 3309 Kempton Avenue, Oakland, California, on March , 1972, at the hour of 10:00 o'clock a.m.; and that the wording of the amended Articles, as set forth in the Shareholders' resolution is the same as that set forth in the Directors' resolutions in paragraph 1 above.


     3. That the number of shares which voted affirmatively for the adoption of said resolution, are 6,000, and that the total number of shares entitled to vote on said amendment are 6,000.

     Dated:. March 1, 1972.

                           DAVID M. SCHINDLER, President

JIMAC SCILIPOTE, Secretary-Treasurer

     Each of the undersigned declares, under penalty of perjury that the matters set forth in the foregoing Certificate, are of his own knowledge true and correct.


     Executed at Fremont, California, on March 1 1972.


                           DAVID M. SCHINDLER, President
                                          Seal of the Office of the
                                          Secretary of State
JIMAC SCILIPOTE, Secretary-Treasurer


                                                                 A0515932
                                                         ENDORSED - FILED
                                                     IN THE OFFICE OF THE
                                                       SECRETARY OF STATE
                                               OF THE STATE OF CALIFORNIA
                                                              OCT 30 1998
                                           BILL JONES, SECRETARY OF STATE

                        CERTIFICATE OF AMENDMENT
                                   OF
                        ARTICLES OF INCORPORATION
              ---------------------------------------------
Mildred Miller and Alcinda L. Miller, hereby certify that:

     1. They are the President and Secretary of Precision Resources, Inc., a California Corporation.

     2. Article 1 of the Articles of Incorporation of this Corporation is amended to read as follows:

     Article 1.  The name of the corporation is OXENUK, INC.

     3. The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

     4. The foregoing amendments of Articles of Incorporation has been approved by the required vote of the shareholders in accordance with section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 4,500,000. The number of voting in favor of the amendment equaled or exceeded the vote required. The percentage of vote required was more than 50%.

The undersigned declare under the penalty of perjury that the matters set forth in the foregoing certificate are true of their own knowledge.

Dated: October 20, 1998

Mildred Miller, President

Alcinda L. Miller Secretary


                                                       SEAL OF THE OFFICE
                                                OF THE SECRETARY OF STATE
                                                OF THE STATE OF CALIFORNIA


                                                                 A0516617
                                                         ENDORSED   FILED
                                                     IN THE OFFICE OF THE
                                                       SECRETARY OF STATE
                                               OF THE STATE OF CALIFORNIA
                                                              NOV 13 1998
                                           BILL JONES, SECRETARY OF STATE


                        CERTIFICATE OF AMENDMENT
                                   OF
                        ARTICLES OF INCORPORATION
                                   OF
                              OXENUK, INC.

----------------------------------------------------------------

     Mildred Miller and Alcinda Miller, hereby certify that:

     1. They are the President and Secretary of Oxenuk, Inc., a
California Corporation.

     2. Article Sixth of the Article of Incorporation of this Corporation is hereby amended to read as follows:

     Sixth. The Corporation is authorized to issue one (1) class of shares to be designated as Common Stock ("Common Stock"). The total number of shares of Common Stock this Corporation shall have the authority to issue is Twenty-five Million (25,000,000) shares, no par value.

     3. The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

     4. The foregoing amendments of Articles of Incorporation has been approved by the required vote of the shareholders in accordance with section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 4,500,000. The number of voting in favor of the amendment equaled or exceeded the vote required. The percentage of vote required was more than 50%.

The undersigned declare under the penalty of perjury that the matters set forth in the foregoing certificate are true of their own knowledge.

Dated: November 11, 1998

Mildred Miller, President

Alcinda Miller Secretary

SEAL OF THE SECRETARY OF STATE OF CALIFORNIA


                        CERTIFICATE OF AMENDMENT
                                   OF
                        ARTICLES OF INCORPORATION
                                   OF
                              OXENUK, INC.

Vassili I. Oxenuk and Kirill M. Mendelson, hereby certify that:

     1. They are the President and Secretary of Precision Resources, Inc., a California Corporation.

     2. Article 1. of the Articles of Incorporation of this Corporation is amended to read as follows:

Article 1. The name of the corporation is OXIR INVESTMENTS, INC.

     3. Article 4., of the Article of Incorporation of this Corporation is hereby amended to read as follows:

     Article 4. The Corporation is authorized to issue one (1) class of shares to be designated as Common Stock ("Common Stock"). The total number of shares of Common Stock this Corporation shall have the authority to issue is Fifty Million (50,000,000) shares, no par value.

     On the amendment of this Article to read as herein above set forth, each outstanding share of Common Stock, no par value, is converted into and reconstituted as three (3) shares of Common Stock, no par value, effectuating a 3 for 1 forward split of the outstanding shares of Common Stock of the Corporation.

     3. The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

4. The foregoing amendments of Articles of Incorporation has been approved by the required vote of the shareholders in accordance with section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 4,600,000. The number of voting in favor of the amendment equaled or exceeded the vote required. The percentage of vote required was more than 50%.

                               Page 1 of 2




     The undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of their own knowledge.


Dated:  November 13, 1998

                                    Vassili I. Oxenuk, President

                                    Kirill M. Mendelson, Secretary






























                               Page 2 of 2